UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2007


                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

        OREGON                          0-21820                  93-0822509
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                                150 Avery Street
                          Walla Walla, Washington 99362
               (Address of principal executive offices) (Zip Code)

                                 (509) 529-2161
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

                Key Technology, Inc. (the "Company") accepted on January 30, 2007 the resignation of Ronald W. Burgess, Sr. Vice President and Chief Financial Officer. Mr. Burgess will resign from all of his positions with the Company and its subsidiaries effective February 23, 2007. Pursuant to the terms of his previously disclosed Interim Severance Agreement with the Company, Mr. Burgess will receive six-months severance compensation. In addition, in recognition of his service to the Company, the Board of Directors of the Company will permit the restrictions on 8,267 shares of continuous employment restricted stock previously awarded under the Company's 2003 Restated Employees' Stock Incentive Plan to lapse upon the date of resignation. Mr. Burgess will continue to assist the Company until his resignation becomes effective.

                The full text of the press release disclosing the resignation of Mr. Burgess is attached hereto as Exhibit 99.1.

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

                (d)     Exhibits

                The following exhibit is furnished with this Current Report on Form 8-K:

                99.1 Press release of Key Technology, Inc. dated January 31,
                2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        KEY TECHNOLOGY, INC.

                                        /s/DAVID M. CAMP
                                        ------------------
                                        David M. Camp
                                        President and Chief Executive Officer


Dated: January 31, 2007

                                  EXHIBIT INDEX


   Exhibit No.          Description
-----------------   ------------------------------------------------------------

      99.1          Press release of Key Technology, Inc. dated January 31, 2007